                                                                    EXHIBIT 4.10




                                FIRST AMENDMENT


                 FIRST AMENDMENT, dated as of August 29, 1997 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of June 5, 1997 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Viasystems Group, Inc., a Delaware corporation ("Holdings"), Viasystems, Inc., a Delaware corporation (the "US Borrower"), Circo Craft Co. Inc., a Quebec corporation (the "Canadian Borrower"), PCB Investments plc, a corporation organized under the laws of England and Wales ("English Bidco"), Forward Group Plc, a corporation organized under the laws of England and Wales (the "English Borrower"), Chips Acquisition Limited, a private limited company organized under the laws of England and Wales ("Chips Limited"), Interconnection Systems (Holdings) Limited, a private limited company organized under the laws of England and Wales ("ISL" and together with the Canadian Borrower, English Bidco, the English Borrower and Chips Limited, the "Foreign Subsidiary Borrowers"), the several banks and other financial institutions from time to time parties to thereto (the "Lenders"), The Chase Manhattan Bank of Canada ("Chase Canada"), as administrative agent for the Canadian Lenders (in such capacity, the "Canadian Agent"), Chase Manhattan International Limited, as administrative agent for the English Lenders (in such capacity, the "English Agent"), any Future Foreign Agent which may from time to time be appointed thereunder and The Chase Manhattan Bank ("Chase"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:

                 WHEREAS, Holdings, the US Borrower and the Foreign Subsidiary Borrowers have requested that the Lenders, and the Lenders have agreed to, amend certain provisions of the Credit Agreement, upon the terms and subject to the conditions set forth below to allow the repurchase or redemption of outstanding Chips Loan Notes;

                 NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto hereby agree as follows:

                 SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Unless otherwise indicated, all Section and subsection references are to the Credit Agreement.

                 SECTION 2. Defined Terms. Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following new definition in the proper alphabetical order:

                 "'Paying Agent': Chase, as party to the Paying Agency Agreement, dated as of April 21, 1997, among Chips Holdings, the holders (together with any subsequent registered holder of the Chips Loan Notes) and Chase, as Paying Agent."

                 SECTION 3. Amendment to Subsection 8.7. Subsection 8.7 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (c) thereof, by replacing the period at the end of clause (d) thereof with a semi-colon and the word "and" and by inserting immediately after such clause (d) the following:

                 "(e)  Restricted Payments by Bisto to Holdings."

                 SECTION 4. Amendment to Subsection 8.9. Subsection 8.9 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (m) thereof, by replacing the period at the end of clause (n) thereof with a semi-colon and the word "and" and by inserting immediately after such clause (n) the following:

                 "(o) so long as after giving effect thereto no Default or Event of Default shall have occurred and be continuing, purchases by Holdings of the Chips Loan Notes; provided that (i) the acquisition price of the Chips Loan Notes does not exceed the principal of and accrued and unpaid interest on such Chips Loan Notes on the date of the acquisition and (ii) any such Chips Loan Notes are promptly delivered to the Paying Agent for cancellation."

                 SECTION 5. Amendment to Subsection 11.6. Subsection 11.6 of the Credit Agreement is hereby amended by inserting the following at the end of such subsection:

                 "provided this clause (v) shall not prevent investments in the Chips Loan Notes by Holdings in accordance with subsection 8.9(o), or redemption of the Chips Loan Notes by Holdings as long as the redemption price of the Chips Loan Notes does not exceed the principal of and accrued and unpaid interest on such Chips Loan Notes on the date of the redemption."

                 SECTION 6. Representations and Warranties. After giving affect to this Amendment, Holdings and the US Borrower (and each Foreign Subsidiary Borrower, only as to itself, and its Subsidiaries) hereby confirm, reaffirm and restate the representations and warranties set forth in Section 5 of the Credit Agreement as if made on and as of the date hereof.

                 SECTION 7. Condition to Effectiveness. This Amendment shall become effective as of August __, 1997 upon receipt by the Administrative Agent of (a) counterparts of this Amendment, duly executed and delivered by Holdings, the US Borrower, the Foreign Subsidiary Borrowers and the Required Lenders and
(b) an acknowledgement and consent in the form of Exhibit A executed by the Credit Parties.

                 SECTION 8. Continuing Effect of Credit Agreement. Except as expressly amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                 SECTION 9. Governing Law; Counterparts. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                         VIASYSTEMS GROUP, INC.,
                                          as Guarantor

                                         By:
                                             --------------------------------
                                             Name:
                                             Title:


                                         BORROWERS

                                         VIASYSTEMS, INC.,
                                          as US Borrower

                                         By:
                                             --------------------------------
                                             Name:
                                             Title:

                                         CIRCO CRAFT CO. INC.,
                                          as Canadian Borrower

                                         By:
                                             --------------------------------
                                             Name:
                                             Title:

                                         PCB INVESTMENTS PLC,
                                          as English Bidco

                                         By:
                                             --------------------------------
                                             Name:
                                             Title:

                                         FORWARD GROUP PLC,
                                          as English Borrower

                                         By:
                                             --------------------------------
                                             Name:
                                             Title:

                                         CHIPS ACQUISITION LIMITED,
                                          as a Foreign Subsidiary Borrower

                                         By:
                                             --------------------------------
                                             Name:
                                             Title:

                                         INTERCONNECTION SYSTEMS (HOLDINGS)
                                         LIMITED,
                                          as a Foreign Subsidiary Borrower


                                         By:
                                             --------------------------------
                                             Name:
                                             Title:


                                         AGENTS

                                         THE CHASE MANHATTAN BANK,
                                          as Administrative Agent and Collateral
                                         Agent, and as a Lender


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:

                                         THE CHASE MANHATTAN BANK OF CANADA,
                                          as Canadian Agent, and as a Canadian
                                         Lender


                                         By:
                                             -------------------------------
                                             Name:
                                             Title:

                                         CHASE MANHATTAN INTERNATIONAL LIMITED,
                                          as English Agent

                                         By:
                                             -------------------------------
                                             Name:
                                             Title:

                                         CHASE MANHATTAN BANK DELAWARE,
                                          as a US Issuing Lender


                                         By:
                                             --------------------------------
                                             Name:
                                             Title:


                                         US LENDERS

                                         CIBC INC.

                                         By:
                                             --------------------------------
                                             Name:
                                             Title:

                                         BANK OF MONTREAL


                                         By:
                                             --------------------------------
                                             Name:
                                             Title:

                                         THE BANK OF NOVA SCOTIA


                                         By:
                                             --------------------------------
                                             Name:
                                             Title:

                                         CITIBANK, N.A.

                                         By:
                                             --------------------------------
                                             Name:
                                             Title:

                                         THE FUJI BANK LIMITED, NEW YORK BRANCH

                                         By:
                                             --------------------------------
                                             Name:
                                             Title:


                                         BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                         By:
                                             --------------------------------
                                             Name:
                                             Title:


                                         BANKERS TRUST

                                         By:
                                             --------------------------------
                                             Name:
                                             Title:


                                         NATIONAL WESTMINSTER BANK Plc

                                         By:
                                             --------------------------------
                                             Name:
                                             Title:

                                         By:
                                             --------------------------------
                                             Name:
                                             Title:

                                          ABN AMRO BANK N.V.


                                          By:
                                               --------------------------------
                                          Its:
                                               --------------------------------


                                          By:
                                               --------------------------------
                                          Its:
                                               --------------------------------


                                          THE FIRST NATIONAL BANK OF CHICAGO


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:


                                          THE SAKURA BANK, LIMITED


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:


                                          THE SUMITOMO BANK, LIMITED,
                                           NEW YORK BRANCH


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          NATIONAL BANK OF CANADA


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:


                                         By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          BANQUE NATIONALE DE PARIS, NEW YORK
                                          BRANCH


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          ARAB BANKING CORPORATION (B.S.C.)

                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          DLJ CAPITAL FUNDING, INC.

                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          THE LONG-TERM CREDIT BANK OF
                                          JAPAN, LIMITED


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          THE BANK OF NEW YORK

                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          BANKBOSTON, N.A.

                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          BANQUE FRANCAISE DU COMMERCE
                                           EXTERIEUR

                                          By:
                                              --------------------------------
                                              Name:
                                              Title:


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          ALLSTATE LIFE INSURANCE COMPANY


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          ALLSTATE INSURANCE COMPANY


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          VAN KAMPEN AMERICAN CAPITAL PRIME
                                          RATE INCOME TRUST

                                          By:
                                              --------------------------------
                                              Name:
                                              Title:


                                          OCTAGON CREDIT INVESTORS LOAN
                                          PORTFOLIO, FORMERLY CHL HIGH YIELD
                                          LOAN PORTFOLIO
                                          (a unit of THE CHASE MANHATTAN BANK)

                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          PRIME INCOME TRUST


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          ORIX USA CORPORATION


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          PROTECTIVE LIFE INSURANCE COMPANY


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          MERRILL LYNCH SENIOR FLOATING RATE
                                          FUND, INC.


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          MERRILL LYNCH PRIME RATE PORTFOLIO

                                          By:  Merrill Lynch Asset Management,
                                               L.P., as Investment Advisor

                                                By:
                                                    ---------------------------
                                                     Name:
                                                     Title:

                                          KZH-SOLEIL CORPORATION (formerly
                                          known as KZH Holding Corporation)


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          AMARA-1 FINANCE LTD.


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          AMARA-2 FINANCE LTD.


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          PILGRIM AMERICA PRIME RATE TRUST


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          SENIOR DEBT PORTFOLIO

                                          By:  Eaton Vance Management
                                               as Investment Advisor


                                          By:
                                              -------------------------
                                              Name:
                                              Title:

                                          APPALOOSA MANAGEMENT, L.P.


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          SHENKMAN CAPITAL


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          INDOSUEZ CAPITAL


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          CANADIAN LENDERS

                                          BANK OF NOVA SCOTIA


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          CANADIAN IMPERIAL BANK OF COMMERCE


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          BANK OF MONTREAL


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          FUJI BANK CANADA


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          ROYAL BANK OF CANADA


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          CITIBANK CANADA


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          BANK OF TOKYO-MITSUBISHI (CANADA)


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          THE SAKURA BANK (CANADA)


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          THE SUMITOMO BANK (CANADA)


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          BT BANK OF CANADA


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          NATIONAL BANK OF CANADA


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

                                          BANQUE NATIONALE DE PARIS (CANADA)


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                          ABN AMRO BANK CANADA


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                          FIRST CHICAGO NBD BANK, CANADA

                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                          ENGLISH LENDERS

                                          THE CHASE MANHATTAN BANK


                                          By:

                                             --------------------------------
                                             Name:
                                             Title:

                                          THE BANK OF NOVA SCOTIA



                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                          BANK OF MONTREAL


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                          ROYAL BANK OF CANADA


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                          NATIONAL WESTMINSTER BANK Plc


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                          BANQUE FRANCAISE DU COMMERCE
                                          EXTERIEUR

                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                          By:

                                             --------------------------------
                                             Name:
                                             Title:

                                          BANQUE NATIONALE DE PARIS, LONDON
                                          BRANCH


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                          THE FIRST NATIONAL BANK OF BOSTON

                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                          CITIBANK, N.A.

                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                          BHF BANK AKTIENGESELLSCHAFT


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                          SAKURA BANK LIMITED LONDON BRANCH


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                          BANK OF NEW YORK


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                          THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                          THE LONG-TERM CREDIT BANK OF
                                          JAPAN, LIMITED


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                          THE MITSUBISHI TRUST & BANKING
                                          CORPORATION


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                          CAISSE NATIONAL DE CREDIT AGRICOLE


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                          ABN AMRO BANK N.V.


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:



                                          BANK OF TOKYO-MITSUBISHI


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:



                                          CIBC WOOD GUNDY PLC


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                          FIRST CHICAGO NBD BANK

                                          By:
                                             --------------------------------
                                             Name:
                                             Title:



                                          THE SUMITOMO BANK (CANADA)


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                          APPALOOSA MANAGEMENT, L.P.


                                          By:
                                             --------------------------------
                                             Name:
                                             Title: